November 2, 1998

Dear Shareholder:

     After another difficult period for the Philippine stock market and The First Philippine Fund (Fund) in the third quarter of 1998, we are pleased to report that the stock market staged a significant turnaround at the beginning of the fourth quarter. In October alone, the Philippine composite index (Phisix) gained 51.8% in US dollar terms. The Fund, having remained significantly invested at the end of the third quarter, shared in this spectacular gain. The Fund's net asset value (NAV) rose by 50.8% in October to US$6.53 per share. The Fund's share price appreciated by 41.3% to close at US$5.56 on October 30, 1998.

     This stands in sharp contrast to the market's and the Fund's performance in the third quarter. The Phisix continued to languish during this period, declining by 31.7% in US dollar terms and surpassing the 29.3% contraction that occurred in the previous quarter. The market's drop was magnified by a weakening peso, which, at Php44.03 per US dollar on September 30, depreciated by another 4.5% in the quarter.

     The Fund likewise saw its NAV plunge significantly. At US$4.33 per share at the end of September, the Fund's NAV decreased by 33.5% in the past quarter. The Fund's shares closed at a price of US$3.94 on September 30 and traded at a 9.06% discount to NAV.

GLOBAL MARKETS PLUNGE IN THE THIRD QUARTER

     The Philippines was surely not alone in its poor performance in the third quarter. Stock markets around the world ended sharply down. Most Asia Pacific markets continued their declines amid renewed worries over the region's economic and financial crisis. The sharp weakening of the yen and further deterioration of the Japanese economy was a major concern -- a healthy Japan is widely deemed to be a requisite for a sustainable regional recovery. Elsewhere in Asia, Malaysia's imposition of capital controls and the Hong Kong Monetary Authority's intervention in the stock market exacerbated an already bearish sentiment on the region.

     Asia's crisis spilled over to other emerging markets. In August, Russia devalued its currency and defaulted on its debt. This ignited fears that other Eastern European and Latin American economies would do the same. Developed markets were not spared. Increased provisioning levels, slower lending and investment banking activity, and exposure to faltering hedge funds (e.g., Long Term Capital Management) heightened worries on the health of global financial institutions. Earnings forecasts of multinational corporations were downgraded to reflect slower business in Asia.

DOMESTIC CONCERNS ADD TO POOR MARKET SENTIMENT

     The peaceful transition of leadership from the Ramos to the Estrada administration failed to boost the market. The honeymoon period was short, and the new government had to grapple with some negative image in the press, in addition to already overwhelming economic and social challenges.

     In the third quarter, the domestic economy began to show signs of weakness:

     o The economy contracted in the second quarter of 1998 -- GNP by 0.7% and GDP by 1.2% -- due in large part to a massive decline in agricultural output as a result of El Nino.

     o Inflation spiked to 10.7% in June but has declined steadily since then.

     o Weakness and volatility in the peso resumed, prompting the central bank to raise overnight interest rates and increase banks' reserve requirements.

     o Rating agencies affirmed the negative outlook on the country and downgraded local banks because of deteriorating asset quality.

     o While Treasury bill rates continued to inch downwards, a projected huge fiscal deficit for the year was expected to put pressure on interest rates.

     o Philippine Airlines, the national flag carrier, shut down operations in September after the union rejected a management offer, part of a major rehabilitation effort. (With President Estrada's intervention, a settlement between labor and management was reached in early October. The airline has since resumed operations.)

     o Exports, however, continued to show significant growth while imports began to contract. These numbers help the current account and trade balances.

A STRONG REBOUND IN OCTOBER

     The market's October turnaround was driven by (1) falling interest rates in the country and around the world; (2) a strengthening peso; (3) improving sentiment on the government; (4) local mergers and acquisition activity; and (5) the perception that Asian economies are on their way to recovery. These prompted investors to return to what we believed to be severely undervalued Philippine equities.

     While the rally has been encouraging, we expect volatility to persist and prefer to remain on the side of caution. While the regional economic picture is indeed slowly improving, there is a long hard road ahead towards full recovery. Given this, the Fund will continue to search out and be most heavily invested only in the soundest Philippine companies, confident that these can overcome today's challenges. We, the managers of your Fund, look forward to the task of seeking value in the Philippines for our shareholders and participating in the Philippines' imminent economic recovery.

     As always, thank you for your continued support.

                                          Sincerely,


                                          /s/ Lilia C. Clemente
                                          ----------------------------------
                                          Lilia C. Clemente
                                          President and Director

THE FIRST PHILIPPINE FUND INC.
SCHEDULE OF NET ASSETS
September 30, 1998
(Unaudited)

                                                               Number of
                                                                  Shares        Value
-------------------------------------------------------------------------------------
PHILIPPINE SECURITIES -- (96.4%)
-------------------------------------------------------------------------------------
COMMON STOCK (93.7%)
Banking (10.4%)
  Bank of the Philippine Islands                               1,654,900   $1,823,032
  Bankard, Inc. (b)                                            6,470,000      111,686
  Far East Bank and Trust Company                                300,132      235,186
  Metropolitan Bank & Trust Company                              712,746    2,428,326
  PCI Leasing & Finance, Inc. (a)(b)                           2,320,000       36,096
  Philippine Commercial International Bank, Inc.                 150,000      333,886
  Security Bank Corp. (b)                                        167,294       41,798
  Union Bank of Philippines                                      200,000       52,241
-------------------------------------------------------------------------------------
                                                                            5,062,251
-------------------------------------------------------------------------------------
Conglomerates (14.4%)
  Aboitiz Equity Ventures, Inc. (b)                            8,300,000      192,291
  Alsons Consolidated Resources, Inc. (a)(b)                  15,980,000      156,072
  Ayala Corporation                                           32,707,864    3,677,378
  Benpres Holdings Corp. (b)                                  24,789,700    1,576,559
  First Philippine Holdings Corp. -- A (a)                     4,256,998    1,160,288
  Guoco Holdings (Phils), Inc.                                 4,360,000       34,661
  Metro Pacific Corp. (b)                                     11,700,000      162,105
  Uniwide Holdings, Inc. (b) (d)                               8,687,000       78,924
-------------------------------------------------------------------------------------
                                                                            7,038,278
-------------------------------------------------------------------------------------
Construction/Engineering (2.4%)
  Davao Union Cement Corp. (a)                                15,266,622      169,910
  DMCI Holdings Inc. (b)                                      32,404,000      647,683
  HI Cement Corp. (d)                                          5,430,000       84,483
  Southeast Asia Cement Holdings Inc. (b)(d)                  32,640,000      259,477
-------------------------------------------------------------------------------------
                                                                            1,161,553
-------------------------------------------------------------------------------------
Electronics (2.0%)
  Ionics Circuits, Inc.                                          150,000       25,893
  Matsushita Electric Philippines Corp. (a)                    6,462,528      807,321
  Music Corp. (b)                                              1,900,000       50,923
  Solid Group, Inc. (b)(d)                                     4,150,000       48,073
-------------------------------------------------------------------------------------
                                                                              932,210
-------------------------------------------------------------------------------------
Food and Beverage (17.0%)
  Alaska Milk Corp. (b)                                       10,708,000      462,107
  Cosmos Bottling Corp.                                        2,200,000      164,899
  La Tondena Distillers, Inc. (b)                              1,897,800      422,433
  San Miguel Corp. -- A                                        7,603,584    6,908,110
  Selecta Dairy Products, Inc. (a)(b)                          2,500,000       79,497
  Universal Robina Corp.                                       6,162,000      237,931
-------------------------------------------------------------------------------------
                                                                            8,274,977
-------------------------------------------------------------------------------------

                                                                  Number of
COMMON STOCK (Continued)                                             Shares          Value
------------------------------------------------------------------------------------------
Port Operations (2.0%)
  Asian Terminals, Inc. (b)                                      20,474,990   $    297,635
  International Container Terminal Services, Inc. (b)            18,865,500        642,748
  Keppel Philippines Holdings, Inc. -- A (a)(b)                   1,312,391         31,299
------------------------------------------------------------------------------------------
                                                                                   971,682
------------------------------------------------------------------------------------------
Real Estate Development (20.0%)
  Ayala Land, Inc.                                               29,871,321      4,342,255
  Belle Corporation (b)                                          17,900,008        325,255
  C & P Homes, Inc. (b)                                          22,716,750        121,254
  Empire East Land Holdings, Inc. (b)(d)                          9,176,280         42,727
  Filinvest Land, Inc. (b)                                       21,237,499        520,964
  Pryce Corp. (a)(b)                                             35,650,000        825,925
  Robinson's Land Corp. -- B (a)(b)                              20,961,000        714,141
  SM Prime Holdings, Inc.                                        23,050,000      2,827,129
  Universal Rightfield Property Holdings, Inc. (b)                6,100,000         24,246
------------------------------------------------------------------------------------------
                                                                                 9,743,896
------------------------------------------------------------------------------------------
Telecommunications (16.1%)
  Digital Telecommunications Phils., Inc. (b)                    25,600,000        255,843
  Philippine Long Distance Telephone Co. ADR (e)                    371,020      7,513,155
  Pilipino Telephone Corp. (b)(d)                                 1,217,500         45,352
------------------------------------------------------------------------------------------
                                                                                 7,814,350
------------------------------------------------------------------------------------------
Utilities (9.4%)
  Manila Electric Co. -- A                                        1,940,000      2,864,152
  Petron Corp. (b)                                               26,070,002      1,687,590
------------------------------------------------------------------------------------------
                                                                                 4,551,742
------------------------------------------------------------------------------------------
TOTAL COMMON STOCK
     (Cost $113,894,758)                                                        45,550,939
------------------------------------------------------------------------------------------
WARRANTS (0.4%)
Real Estate (0.0%)
  Belle Corporation (b)                                           2,993,333          1,496
Food and Beverage (0.4%)
  Jollibee Foods Corp. (b)(d)                                     1,000,000        211,234
------------------------------------------------------------------------------------------
TOTAL WARRANTS
     (Cost $488,211)                                                               212,730
------------------------------------------------------------------------------------------

                                                                               Par
SCHEDULE OF NET ASSETS (Continued)                             Maturity       (000)          Value
--------------------------------------------------------------------------------------------------
BONDS (1.1%)
  Bacnotan Consolidated Industries Inc.
     Convertible Bond 5.50% (Cost $1,750,000)                  06/21/04    $ 1,750    $    525,000
--------------------------------------------------------------------------------------------------
CALL ACCOUNTS (1.2%)
  Philippine Pesos
  (Cost $647,831) (c)                                                                      569,991
--------------------------------------------------------------------------------------------------
TOTAL PHILIPPINE SECURITIES
  (Cost $116,780,800)                                                                   46,858,660
--------------------------------------------------------------------------------------------------
UNITED STATES SECURITIES (4.2%)
--------------------------------------------------------------------------------------------------
COMMERCIAL PAPER (4.2%)
  American Express Credit Corp.
     5.45% (Cost $2,024,000)                                   10/02/98      2,024       2,024,000
--------------------------------------------------------------------------------------------------
TOTAL UNITED STATES SECURITIES                                                           2,024,000
--------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS**                                100.60%
     (Cost $118,804,800)                                                                48,882,660
  Liabilities in excess of other assets             (0.60%)                               (253,842)
--------------------------------------------------------------------------------------------------
TOTAL NET ASSETS
     (applicable to 11,225,000 common shares
       outstanding)                                100.00%                            $ 48,628,818
--------------------------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE
     ($48,628,818/11,225,000)                                                         $       4.33
--------------------------------------------------------------------------------------------------
** Cost of Total Investments
       Common Stock                                                                   $113,894,758
       Warrants                                                                            488,211
       Bonds                                                                             1,750,000
       Call Accounts                                                                       647,831
       Commercial Paper                                                                  2,024,000
                                                                                      ------------
                                                                                      $118,804,800
                                                                                      ============

(a)  At fair value as determined by the Board of Directors.
(b)  Non-income producing security.
(c) Daily interest is being accrued at a rate of 4% of the outstanding balance.
(d) Pursuant to Rule 144A under the Securities Act of 1933, all or a portion of these securities can only be sold to qualified institutional investors.
(e)  ADR -- American Depository Receipt.

                      [This page intentionally left blank]

Directors and Officers
----------------------
Benjamin P. Palma Gil
Director and Chairman
Lilia C. Clemente
Director and President
Leopoldo M. Clemente, Jr.
Director, Executive Vice President and Managing Director
M.A.T. Caparas
Director
Adrian C. Cassidy
Director
John Anthony B. Espiritu
Director
Joseph A. O'Hare, S.J.
Director
Robert B. Oxnam
Director
Stephen J. Solarz
Director
Thomas J. Prapas
Treasurer
William H. Bohnett
Secretary
Joaquin G. Hofilena
Vice President
Imelda Singzon
Vice President
Angelito C. Imperio
Assistant Secretary
Maria Distefano
Assistant Secretary

Executive Offices
-----------------
152 West 57th Street, New York, NY 10019
(For latest net asset value and market data, please call 212-765-0700 or access http://www.clementecapital.com.
For shareholder account inquiries,
call 1-800-937-5449.)

-----------------
Investment Adviser
Clemente Capital, Inc.

-----------------
Administrator
PFPC Inc.

-----------------
Transfer Agent and Registrar
American Stock Transfer & Trust Company

-----------------
Custodian
Brown Brothers Harriman & Co.

-----------------
Legal Counsel
Fulbright & Jaworski L.L.P.

-----------------
Independent Accountants
PricewaterhouseCoopers LLP

                               SUMMARY OF GENERAL
                                   INFORMATION


-----------------
THE FUND

     The First Philippine Fund Inc. is a closed-end investment company whose shares trade on the New York Stock Exchange. The Fund seeks long-term capital appreciation primarily through investment in equity securities of Philippine companies. The Fund is managed by Clemente Capital, Inc.



-----------------
SHAREHOLDER INFORMATION

     Daily market prices for the Fund's shares are published in the New York Stock Exchange Composite Transactions section of most newspapers under the designation "FtPhil". The Fund's New York Stock Exchange trading symbol is FPF. Net asset value (NAV) and market price information about The First Philippine Fund Inc. shares are published each Monday in The Wall Street Journal, The New York Times and in other newspapers. For general information visit us at our web site http://www.clementecapital.com. For shareholder account inquiries call 1-800-937-5449.



-----------------
DIVIDEND REINVESTMENT PLAN

     Through its voluntary Dividend Reinvestment Plan, shareholders of The First Philippine Fund Inc. may elect to receive dividends and capital gains distributions in the form of additional shares of the Fund.


This report, including the financial information herein, is transmitted to the shareholders of The First Philippine Fund Inc. for their information. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report. Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase at market prices from time to time shares of its common stock in the open market.



                                     [LOGO]
                         THE FIRST PHILIPPINE FUND INC.


                                QUARTERLY REPORT


                               SEPTEMBER 30, 1998